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                                                                  EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

               __________________________________________________


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Ocal, Inc. 1995 Stock Option Plan of our report dated January 20, 1997, with respect to the consolidated financial statements and schedules of Ocal, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



                                   ERNST & YOUNG LLP

Los Angeles, California

December 4, 1997